                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) December 1, 1998


                      ContiSecurities Asset Funding Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-61863              13-2937238
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(State or other jurisdiction        (Commission           (IRS Employer
         of incorporation)           File Number)          ID Number)


3811 West Charleston Boulevard, Las Vegas, Nevada                   89102
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(Address of principal executive offices)                           (Zip Code)

Registrant's Telephone Number,
including area code:                                             (702)822-5386
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         (Former name or former address, if changed since last report)

Item 5.    Other Events

Filing of Computational Materials and Consent of Independent Accountants.

                  This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared by Credit Suisse First Boston, as an underwriter, in connection with the issuance by ContiMortgage Home Equity Loan Trust 1998-4 of Home Equity Loan Pass-Through Certificates, Series 1998-4. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and as supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials

         99.2     Revised Computational Materials

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CONTISECURITIES ASSET FUNDING CORP.,
                              as Depositor


                              By:    /s/ John Banu
                                 ---------------------------------------------
                                   Name:     John Banu
                                   Title:    Authorized Signatory


                              CONTISECURITIES ASSET FUNDING CORP.,
                              as Depositor


                              By:    /s/ Mary Rapoport
                                 ---------------------------------------------
                                   Name:     Mary Rapoport
                                   Title:    Authorized Signatory






Dated: December 3, 1998

                                 EXHIBIT INDEX


Exhibit                                                                  Page
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99.1           Computational Materials

99.2           Revised Computational Materials